UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material under §240.14a-12

ATRION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒   No fee required

☐   Fee paid previously with preliminary materials

☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ATRION CORPORATION 2024 Annual Meeting Vote by May 20, 2024 11:59 PM ET ATRION CORPORATION ONE ALLENTOWN PARKWAY ALLEN, TX 75002 V32093-P05298 You invested in ATRION CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting to be held on May 21, 2024. Get informed before you vote View the Notice of 2024 Annual Meeting and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 21, 2024 10:00 AM CDT Atrion Corporation One Allentown Parkway Allen, TX 75002 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Director. Nominee: 1a. Preston G. Athey 2. Approval of an amendment of the Company’s Certificate of Incorporation to provide for exculpation of officers of the Company as permitted by Delaware law. 3. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year 2024. 4. Approval, on an advisory basis, of executive officer compensation. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V32094-P05298 For For For For